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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

                               AMEDORE HOMES, INC.
                                 Promissory Note

                                   $1,450,000

                  Amedore Homes, Inc., a New York corporation (the "Company") for value received, hereby promises to pay to the order of George A. Amedore, Sr. (the "Holder"), on demand (the "Due Date"), the principal sum of One million four hundred-fifty thousand ($1,450,000) Dollars (or such lesser principal amount as may then be outstanding). The principal amount of the Note may be prepaid by the Company, in whole or in part, without premium or penalty, at any time.

                  If the Company shall fail to make the payment of principal on the Due Date; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of his assets or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company which remains undismissed for a period of thirty (30) days or more; or if the Company, by any act or omission shall indicate consent to, approve of or acquiescence in any such petition, application or proceeding or the appointment of, a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall suffer such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of 15 days after notice thereof, then and in any such event (each such event, an "Event of Default"), the outstanding principal amount of this Note shall be and become immediately due and payable.

         Payments of principal and premium, if any, are to be made in lawful money of the United States of America at the principal office of the Company.

                  1.       Restrictions on Transfer.

         The Holder acknowledges that he has been advised by the Company that this Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Note is being issued, on the basis of the statutory exemption provided by Section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment, hypothecation or transfer of this Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment, hypothecation or transfer, unless (i) the sale, assignment, hypothecation or transfer of the Note is registered under the Securities Act, and the Company has no obligation or intention to so register the Note, or (ii) the Note is sold, assigned, hypothecated or transferred in accordance with the requirements and limitations of Rule 144 under the Securities Act, or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.


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                  2.       Covenants of Company.

         The Company covenants and agrees that so long as this Note shall be outstanding, it will:

                  Promptly pay and discharge all lawful taxes assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

                  Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

                  At all times maintain, preserve, protect and keep its property used and useful in the conduct of its business in good repair, working order and conditions, and from time to time make all needful and proper repairs, renewals , replacements, betterment and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

                  Keep adequately insured by financially sound insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

                  At all times keep true and correct books, records and accounts.

                  3.       Miscellaneous.

                  3.1 All the covenants and agreements made by the Company in this Note shall bind its successors and assigns.


                  3.2 No course of dealing between the Company and the holder hereof shall operate as a waiver of any right of any holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate. Any such waiver must be in writing and signed by the Holder and the Company.

                  3.3 This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future holders shall be bound thereby.

                  3.4 All communications provided or herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the Holder, to the address shown on the books of the Company; and if to the Company, to: Amedore Homes, Inc. 1400 Dunnsville Road, Schenectady, New York 12306, Attention: Chief Executive Officer, or to such other address as the Company may advise the Holder in writing. Notices shall be deemed given when mailed.

                  3.5 All agreements between the Company and the Holder expressly are limited so that in no event whatsoever shall the amount paid or agreed to be paid by the Company to the Holder hereunder exceed the higher lawful contractual rate of interest permissible under the law which a court of competent jurisdiction, by a final order which is not appealed or is nonappealable, determines is applicable to this Note. If fulfillment of any provision of this Note at the time performance of such provision becomes due involves exceeding such highest lawful contractual rate, then such obligation shall be reduced to such highest lawful contractual rate. If by any circumstance the Holder shall ever receive as interest an amount which exceeds such highest lawful contractual rate, any amount which may be deemed excessive interest shall be applied as payment of the principal of the indebtedness evidenced hereby and not as payment of interest. The terms and provision of this paragraph shall control all other terms and provisions contained in this Note.


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                  3.6      The provisions of this Note shall in all respects be
construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New York. This Note shall be deemed a contract made under the laws of the State of New York and the validity of this Note and all rights and liabilities hereunder shall be determined under the laws of said State.

                  3.7 In the event that this Note is placed in the hands of an attorney for collection, or in the event that any action be instituted on this Note, or any action is taken with respect to a default hereunder, the holder hereof shall be entitled to the payment by the Company and other party liable for the obligations of the Company hereunder of all expenses in connection therewith, including, without limitation, reasonable attorney fees.

                  3.8 The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

                  IN WITNESS WHEREOF, AMEDORE HOMES, INC., has caused this Note to be executed in its corporate name by its Executive Vice President, and its seal to be affixed hereto.

Dated:    February 29, 2000



                                         AMEDORE HOMES, INC.


                                         By: /s/ George A. Amedore, Jr.
                                             --------------------------
                                         George A. Amedore, Jr.
                                         Executive Vice President


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